SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K/A

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                  Date of Report (Date of Earliest Event Reported):
                             January 11, 2010

                       Iron Eagle Group, Inc.
             --------------------------------------------
                (Exact name of registrant as specified in its charter)


        Delaware               0-22965         84-1414869
---------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          9600 E. Arapahoe Road, Suite 260
          Englewood, Colorado                           80112
---------------------------------------------------------------------
     (Address of principal executive offices,          Zip Code)

                          (303) 705-8600
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02   COMPLETION OF ACWUISITION OR DISPOSITION OF ASSETS

On August 26, 2010, the remaining performance obligation required under the January 8, 2010 exchange agreement between Iron Eagle Group, a Nevada corporation, its shareholders, and Iron Eagle Group, Inc. (formerly Pinnacle Resources, Inc.), a Delaware corporation, has been satisfied.

The consideration for the transaction, the share exchange, was completed in January. At that time shareholders of Iron Eagle Nevada exchanged their shares for shares of Iron Eagle Delaware (formerly Pinnacle Resources). As part of the agreement, i) the shares previously held in escrow have been released and ii) Glen R. Gamble and R.A. Hildebrand have resigned as officers and directors of Iron Eagle.

Share Exchange Agreement dated January 8, 2010
On January 8, 2010, the registrant agreed in principal to the terms of a share exchange agreement with Iron Eagle Group, a Nevada corporation and the shareholders of Iron Eagle.

Pursuant to certain terms of the Agreement, the registrant issued from its treasury an aggregate of 373,491,825 shares of its common stock to the Iron Eagle Nevada shareholders. In exchange, the Iron Eagle Nevada Shareholders surrendered all of their issued and outstanding Iron Eagle Nevada one-class common stock. The Agreement shares were held by an escrow agent until Iron Eagle Nevada had completed the "Acquisition Requirement". However, the Iron Eagle Nevada shareholders had voting rights on the Agreement Shares by means of a voting trust through the escrow agent while the shares are in Trust and the Agreement was pending.

The Acquisition Requirement required that, on or before October 8, 2010:

   (i) Iron Eagle Nevada shall acquire one or more construction, infrastructure or related companies with aggregate fiscal 2009 or last twelve months audited EBITDA, adjusted for non-recurring expenses, of at least $1,800,000; or
   (ii) The Corporation's board of directors unanimously votes to authorize the release of the Agreement Shares.

If Iron Eagle Nevada failed to meet the Acquisition Requirement, the Agreement Shares were to be returned by the escrow agent to the Corporation.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 26, 2010, Glen R. Gamble resigned as president, chairman and director of the registrant and R.A. Hildebrandt resigned as secretary and director of the registrant. The resignations were made pursuant to the terms of the Share Exchange Agreement dated January 8, 2010.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibits
No.            Description

2.1 Share Exchange between Pinnacle Resources, Inc. and the Shareholders of Iron Eagle Group and Meister Seelig & Fein
LLP incorporated by reference to Form 8-K filed on January
11, 2010

2.2 Escrow Agreement between Pinacle Resources, Inc. and the Shareholders of Iron Eagle Group and Meister Seelig & Fein
LLP incorporated by reference to Form 8-K filed on January
11, 2010

99-1        Financial Statements of Iron Eagle Group, a Nevada
            Corporation, for the year ended December 31, 2009

99-2        Financial Statements of Iron Eagle Group, a Nevada
            Corporation for the unaudited interim period ended
            June 30, 2010 to be filed by amendment

99-3        Proforma Consolidated Financial Statements of Iron Eagle
Group, Inc., a Delaware Corporation to be filed by amendment

99-3        Press Release dated August 26, 2010

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Michael E. Bovalino
         ------------------------
         Michael E. Bovalino
         Chief Executive Officer

Dated:   September 2, 2010